Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
We operate and are required to file tax returns in the U.S. and various foreign jurisdictions.
The benefit (provision) for incomes taxes consists of the following:

	For the years ended December 31,
(In thousands)	2017	2016	2015
Current
Federal	$2,398	$—	$430
State	(1,737)	(2,931)	(2,157)
Foreign	(3,424)	(2,438)	(8,134)
	(2,763)	(5,369)	(9,861)
Deferred
Federal	(10,759)	25,739	109,286
State	(2,738)	10,657	12,327
Foreign	(2,595)	25,088	1,923
	(16,092)	61,484	123,536
Total, net	$(18,855)	$56,115	$113,675

Deferred income tax assets and liabilities as of December 31, 2017 and 2016 are comprised of the following:

(In thousands)	December 31, 2017	December 31, 2016
Deferred income tax assets:
Federal net operating loss	$79,356	$76,792
State net operating loss	46,571	36,285
Foreign net operating loss	35,710	32,895
Research and development expense	4,038	3,246
Tax credits	20,040	20,894
Stock options	28,830	36,485
Accruals	5,719	8,306
Equity investments	8,454	7,011
Bad debts	20,302	14,283
Lease liability	2,205	3,233
Foreign credits	11,113	10,253
Available for sale securities	2,406	4,792
Other	17,448	7,795
Deferred income tax assets	282,192	262,270
Deferred income tax liabilities:
Intangible assets	(280,962)	(354,043)
Fixed assets	(5,572)	(13,710)
Other	(2,325)	(2,121)
Deferred income tax liabilities	(288,859)	(369,874)
Net deferred income tax liabilities	(6,667)	(107,604)
Valuation allowance	(142,062)	(55,415)
Net deferred income tax liabilities	$(148,729)	$(163,019)

As of December 31, 2017, we have federal, state and foreign net operating loss carryforwards of approximately $488.7 million, $602.9 million and $146.9 million, respectively, that expire at various dates through 2037. Included in the foreign net operating losses is $95.8 million related to OPKO Biologics. As of December 31, 2017, we have research and development tax credit carryforwards of approximately $20.0 million that expire in varying amounts through 2037. As of each reporting date, management considers new evidence, both positive and negative, that could affect its view of the future realization of deferred tax assets. The Company has evaluated realization of its U.S. and non-U.S. deferred tax assets and has determined that certain deferred tax assets, primarily those generated in 2017, will more likely than not be unrealized. As a result, a valuation allowance of $82.4 million was recorded as of December 31, 2017.
Under Section 382 of the Internal Revenue Code of 1986, as amended, certain significant changes in ownership may restrict the future utilization of our income tax loss carryforwards and income tax credit carryforwards in the U.S. The annual limitation is equal to the value of our stock immediately before the ownership change, multiplied by the long-term tax-exempt rate (i.e., the highest of the adjusted federal long-term rates in effect for any month in the three-calendar-month period ending with the calendar month in which the change date occurs). This limitation may be increased under the IRC Section 338 Approach (IRS approved methodology for determining recognized Built-In Gain). As a result, federal net operating losses and tax credits may expire before we are able to fully utilize them.
During 2008, we conducted a study to determine the impact of the various ownership changes that occurred during 2007 and 2008. As a result, we have concluded that the annual utilization of our net operating loss carryforwards (“NOLs”) and tax credits is subject to a limitation pursuant to Internal Revenue Code Section 382. Under the tax law, such NOLs and tax credits are subject to expiration from 15 to 20 years after they were generated. As a result of the annual limitation that may be imposed on such tax attributes and the statutory expiration period, some of these tax attributes may expire prior to our being able to use them. There is no current impact on these financial statements as a result of the annual limitation. This study did not conclude whether OPKO’s predecessor, eXegenics, pre-merger NOLs were limited under Section 382. As such, of the $488.7 million of federal net operating loss carryforwards, at least approximately $53.4 million may not be able to be utilized.
Tax Cuts and Jobs Act
On December 22, 2017, the Tax Act was signed into law making significant changes to the Internal Revenue Code. Changes include, but are not limited to, a federal corporate tax rate decrease from 35% to 21%, effective for tax years beginning January 1, 2018, the transition of U.S. international taxation from a worldwide tax system to a territorial system, and a one-time transition tax on the mandatory deemed repatriation of cumulative foreign earnings.
In December 2017, the SEC staff issued Staff Accounting Bulletin No. 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act (SAB118), which allows us to record provisional amounts during a measurement period not to extend beyond one year of the enactment date. Since the Tax Act was passed late in the fourth quarter of 2017, and ongoing guidance and accounting interpretation are expected over the next 12 months, our accounting of deferred tax re-measurements, the transition tax, and other items are provisional and may materially change due to the forthcoming guidance and our ongoing analysis of final yearend data and tax positions. We expect to complete our analysis within the measurement period in accordance with SAB 118.
As a result of changes made by the Tax Cuts and Jobs Act, starting with compensation paid in 2018, Section 162(m) will limit us from deducting compensation, including performance-based compensation, in excess of $1.0 million paid to anyone who, starting in 2018, serves as the Chief Executive Officer or Chief Financial Officer, or who is among the three most highly compensated executive officers for any fiscal year. Because many different factors influence a well-rounded, comprehensive executive compensation program, and as a result of the changes made to Code Section 162(m) by the Tax Cuts and Jobs Act, some of the compensation we provide to our executive officers may not be deductible as a result of Code Section 162(m) if our Committee believes it will contribute to the achievement of our business objectives.
We anticipate future impacts at a U.S. state and local tax level related to the Tax Act; however, statutory and interpretive guidance is not available from applicable state and local tax authorities to reasonably estimate the impact. Consequently, we have not recorded provisional amounts and have continued to apply ASC 740 based on the provisions of the tax laws that were in effect immediately prior to Tax Act enactment.
The Tax Act affects the tax treatment of foreign earnings and profits (“E&P”) and results in a one-time transition tax on our post-1986 foreign E&P that we previously deferred from U.S. income tax expense. We have provisionally determined that we will not owe any transition tax and we have not provided for additional income taxes on any remaining undistributed foreign E&P not subject to the transition tax, or any outside tax basis differences inherent in our foreign subsidiaries.
Uncertain Income Tax Positions
We file federal income tax returns in the U.S. and various foreign jurisdictions, as well as with various U.S. states and the Ontario, Quebec and Nova Scotia provinces in Canada. We are subject to routine tax audits in all jurisdictions for which we file tax returns. Tax audits by their very nature are often complex and can require several years to complete. It is reasonably possible that some audits will close within the next twelve months, which we do not believe would result in a material change to our accrued uncertain tax positions.
U.S. Federal: Under the tax statute of limitations applicable to the Internal Revenue Code, we are no longer subject to U.S. federal income tax examinations by the Internal Revenue Service for years before 2014. However, because we are carrying forward income tax attributes, such as net operating losses and tax credits from 2014 and earlier tax years, these attributes can still be audited when utilized on returns filed in the future.
State: Under the statute of limitations applicable to most state income tax laws, we are no longer subject to state income tax examinations by tax authorities for years before 2014 in states in which we have filed income tax returns. Certain states may take the position that we are subject to income tax in such states even though we have not filed income tax returns in such states and, depending on the varying state income tax statutes and administrative practices, the statute of limitations in such states may extend to years before 2014.
Foreign: Under the statute of limitations applicable to our foreign operations, we are generally no longer subject to tax examination for years before 2012 in jurisdictions where we have filed income tax returns.
Unrecognized Tax Benefits
As of December 31, 2017, 2016, and 2015, the total amount of gross unrecognized tax benefits was approximately $21.3 million, $27.5 million, and $8.6 million, respectively. As of December 31, 2017, the total gross unrecognized tax benefit of $21.3 million consisted of increases of $0.0 million as a result of current year activity, and decreases of $4.5 million as a result of the lapse of statutes of limitations. As of December 31, 2017, the total amount of unrecognized tax benefits that, if recognized, would affect our effective income tax rate was $(12.4) million. We account for any applicable interest and penalties on uncertain tax positions as a component of income tax expense and we recognized $0.4 million and $0.1 million of interest expense for the years ended December 31, 2017 and 2016, respectively. As of December 31, 2016 and 2015, $6.1 million and $0.7 million of the unrecognized tax benefits, if recognized, would have affected our effective income tax rate. We believe it is reasonably possible that approximately $4.6 million of unrecognized tax benefits may be recognized within the next twelve months.
The following summarizes the changes in our gross unrecognized income tax benefits.

	For the years ended December 31,
(In thousands)	2017	2016	2015
Unrecognized tax benefits at beginning of period	$27,545	$8,595	$5,890
Gross increases – tax positions in prior period	44	1,443	955
Gross increases – tax positions in current period	—	18,472	2,543
Gross decreases – tax positions in prior period	(1,724)	(671)	(176)
Lapse of Statute of Limitations	(4,518)	(294)	(617)
Unrecognized tax benefits at end of period	$21,347	$27,545	$8,595

Other Income Tax Disclosures
The significant elements contributing to the difference between the federal statutory tax rate and the effective tax rate are as follows:

	For the years ended December 31,
	2017	2016	2015
Federal statutory rate	35.0%	35.0%	35.0%
State income taxes, net of federal benefit	5.1%	5.2%	2.8%
Foreign income tax	(5.2)%	1.2%	(7.8)%
Research and development tax credits	0.6%	5.4%	—%
Non-Deductible components of Convertible Debt	0.1%	2.2%	(9.4)%
Valuation allowance	(28.4)%	9.5%	61.1%
Rate change effect	(10.8)%	21.2%	—%
Non-deductible items	(1.9)%	(1.9)%	(0.7)%
Other	(1.0)%	(8.7)%	(1.0)%
Total	(6.5)%	69.1%	80.0%

The following table reconciles our losses before income taxes between U.S. and foreign jurisdictions:

	For the years ended December 31,
(In thousands)	2017	2016	2015
Pre-tax income (loss):
U.S.	$(247,938)	$(92,175)	$(113,612)
Foreign	(42,077)	10,977	(30,091)
Total	$(290,015)	$(81,198)	$(143,703)

We intend to indefinitely reinvest the earnings from our foreign subsidiaries, primarily for purposes of continuing significant research and development activities related to intellectual property owned and developed by our foreign subsidiaries. The accumulated earnings are the most significant component of the basis difference which is indefinitely reinvested. Determination of the amount of unrecognized deferred tax liability on these undistributed earnings is not practicable because of the complexities of the hypothetical calculation.